
                                                                                                                   Exhibit 99(i)

                                                                  MERRILL LYNCH & Co., INC.
                                                            PRELIMINARY UNAUDITED EARNINGS SUMMARY


                                                                  For the Three Months Ended               Percent Inc / (Dec)
                                                        ---------------------------------------------  --------------------------
                                                         March 30,     December 29,      March 31,      1Q01 vs.      1Q01 vs.
(in millions, except per share amounts)                     2001           2000            2000           4Q00          1Q00
                                                        -------------  --------------  --------------  ------------  ------------

NET REVENUES
  Commissions                                                $ 1,505         $ 1,546         $ 2,160          (2.7)%       (30.3)%
  Principal transactions                                       1,740           1,249           2,038          39.3         (14.6)
  Investment banking
      Underwriting                                               629             674             670          (6.7)         (6.1)
      Strategic advisory                                         284             434             326         (34.6)        (12.9)
  Asset management and portfolio service fees                  1,379           1,471           1,390          (6.3)         (0.8)
  Other                                                          164             118             249          39.0         (34.1)
                                                        -------------  --------------  --------------
    Subtotal                                                   5,701           5,492           6,833           3.8         (16.6)

  Interest and dividend revenues                               6,249           6,171           4,473           1.3          39.7
  Less interest expense                                        5,524           5,395           3,782           2.4          46.1
                                                        -------------  --------------  --------------
    Net interest profit                                          725             776             691          (6.6)          4.9

  TOTAL NET REVENUES                                           6,426           6,268           7,524           2.5         (14.6)
                                                        -------------  --------------  --------------

NON-INTEREST EXPENSES
  Compensation and benefits                                    3,244           3,158           3,918           2.7         (17.2)
  Communications and technology                                  598             610             584          (2.0)          2.4
  Occupancy and related depreciation                             270             244             253          10.7           6.7
  Advertising and market development                             208             226             245          (8.0)        (15.1)
  Brokerage, clearing, and exchange fees                         235             221             233           6.3           0.9
  Professional fees                                              134             175             147         (23.4)         (8.8)
  Goodwill amortization                                           52              55              56          (5.5)         (7.1)
  Other                                                          334             271             403          23.2         (17.1)
                                                        -------------  --------------  --------------

  TOTAL NON-INTEREST EXPENSES                                  5,075           4,960           5,839           2.3         (13.1)
                                                        -------------  --------------  --------------

EARNINGS BEFORE INCOME TAXES AND DIVIDENDS
  ON PREFERRED SECURITIES ISSUED BY SUBSIDIARIES               1,351           1,308           1,685           3.3         (19.8)

Income tax expense                                               428             382             535          12.0         (20.0)

Dividends on preferred securities issued by subsidiaries          49              49              49             -             -
                                                        -------------  --------------  --------------

NET EARNINGS                                                   $ 874           $ 877         $ 1,101          (0.3)        (20.6)
                                                        =============  ==============  ==============

Preferred stock dividends                                         10              10              10             -             -
                                                        -------------  --------------  --------------

NET EARNINGS APPLICABLE TO COMMON STOCKHOLDERS                 $ 864           $ 867         $ 1,091          (0.3)        (20.8)
                                                        =============  ==============  ==============

EARNINGS PER COMMON SHARE
  Basic                                                       $ 1.04          $ 1.07          $ 1.40          (2.8)        (25.7)
  Diluted                                                     $ 0.92          $ 0.93          $ 1.24          (1.1)        (25.8)

AVERAGE SHARES
  Basic                                                        832.2           811.9           780.2           2.5           6.7
  Diluted                                                      938.0           930.7           881.7           0.8           6.4



                                                                            Exhibit 99(i)

MERRILL LYNCH & CO., INC.                                       PRELIMINARY SEGMENT DATA
----------------------------------------------------------------------------------------

(dollars in millions - unaudited)
----------------------------------------------------------------------------------------

                                                         FOR THE THREE MONTHS ENDED
                                                    MAR. 30,      DEC. 29,      MAR. 31,
                                                      2001          2000         2000
                                                   -------------------------------------

   PRELIMINARY SEGMENT DATA

   CORPORATE AND INSTITUTIONAL CLIENT GROUP

      Non-interest revenues                         $ 2,957       $ 2,492       $ 3,333
      Net interest profit                               288           323           318
   --------------------------------------------------------------------------------------
      Total net revenues                              3,245         2,815         3,651
   --------------------------------------------------------------------------------------
      Earnings before income taxes and
        dividends on preferred securities
        issued by subsidiaries                          979           725         1,209
   --------------------------------------------------------------------------------------
      Pre-tax profit margin                            30.2%         25.8%         33.1%
   --------------------------------------------------------------------------------------

   PRIVATE CLIENT GROUP

      Non-interest revenues                         $ 2,274       $ 2,421       $ 2,994
      Net interest profit                               435           456           389
   ---------------------------------------------------------------------------------------
      Total net revenues                              2,709         2,877         3,383
   ---------------------------------------------------------------------------------------
      Earnings before income taxes and
        dividends on preferred securities
        issued by subsidiaries                          355           477           484
   ---------------------------------------------------------------------------------------
      Pre-tax profit margin                            13.1%         16.6%         14.3%
   ---------------------------------------------------------------------------------------


   MERRILL LYNCH INVESTMENT MANAGERS

      Non-interest revenues                         $   553       $   640        $  598
      Net interest profit                                15            17            15
   ----------------------------------------------------------------------------------------
      Total net revenues                                568           657           613
   ----------------------------------------------------------------------------------------
      Earnings before income taxes and
        dividends on preferred securities
        issued by subsidiaries                           98           152           103
   ----------------------------------------------------------------------------------------
      Pre-tax profit margin                            17.3%         23.1%         16.8%
   ---------------------------------------------------------------------------------------


   CORPORATE

      Non-interest revenues                         $   (83)      $   (61)       $  (92)
      Net interest profit                               (13)          (20)          (31)
   ----------------------------------------------------------------------------------------
      Total net revenues                                (96)          (81)         (123)
   ----------------------------------------------------------------------------------------
      Earnings (loss) before income taxes and
        dividends on preferred securities
        issued by subsidiaries                          (81)          (46)         (111)
   ----------------------------------------------------------------------------------------

   TOTAL

      Non-interest revenues                         $ 5,701       $ 5,492        $6,833
      Net interest profit                               725           776           691
   ----------------------------------------------------------------------------------------
      Total net revenues                              6,426         6,268         7,524
   ----------------------------------------------------------------------------------------
      Earnings before income taxes and
        dividends on preferred securities
        issued by subsidiaries                        1,351         1,308         1,685
   ----------------------------------------------------------------------------------------
      Pre-tax profit margin                            21.0%         20.9%         22.4%
   ----------------------------------------------------------------------------------------





                                                                                                                  Exhibit 99(i)

MERRILL LYNCH & CO., INC.
-----------------------------------------------------------------------------------------------------------------------------------

CONSOLIDATED QUARTERLY EARNINGS  [UNAUDITED]                                                                        (in  millions)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                          1Q00         2Q00         3Q00         4Q00         1Q01
                                                                       ------------------------------------------------------------

    NET REVENUES
       Commissions                                                      $2,160       $1,647       $1,624       $1,546       $1,505
       Principal transactions                                            2,038        1,548        1,160        1,249        1,740
       Investment banking
           Underwriting                                                    670          734          590          674          629
           Strategic advisory                                              326          353          268          434          284
       Asset management and portfolio service fees                       1,390        1,413        1,414        1,471        1,379
       Other                                                               249          282          318          118          164
     ------------------------------------------------------------------------------------------------------------------------------
          Subtotal                                                       6,833        5,977        5,374        5,492        5,701

       Interest and dividend revenues                                    4,473        5,073        5,479        6,171        6,249
       Less interest expense                                             3,782        4,204        4,704        5,395        5,524
     ------------------------------------------------------------------------------------------------------------------------------
          Net interest profit                                              691          869          775          776          725
     ------------------------------------------------------------------------------------------------------------------------------
       TOTAL NET REVENUES                                                7,524        6,846        6,149        6,268        6,426

     NON-INTEREST EXPENSES
       Compensation and benefits                                         3,918        3,508        3,146        3,158        3,244
       Communications and technology                                       584          584          542          610          598
       Occupancy and related depreciation                                  253          259          250          244          270
       Advertising and market development                                  245          263          205          226          208
       Brokerage, clearing, and exchange fees                              233          233          206          221          235
       Professional fees                                                   147          168          147          175          134
       Goodwill amortization                                                56           54           52           55           52
       Other                                                               403          364          290          271          334
     ------------------------------------------------------------------------------------------------------------------------------
       TOTAL NON-INTEREST EXPENSES                                       5,839        5,433        4,838        4,960        5,075

     EARNINGS BEFORE INCOME TAXES AND DIVIDENDS
       ON PREFERRED SECURITIES ISSUED BY SUBSIDIARIES                    1,685        1,413        1,311        1,308        1,351

     Income tax expense                                                    535          443          378          382          428

     Dividends on preferred securities issued by subsidiaries               49           49           48           49           49
     ------------------------------------------------------------------------------------------------------------------------------
     NET EARNINGS                                                       $1,101       $  921       $  885       $  877       $  874

     Preferred stock dividends                                              10            9           10           10           10
     ------------------------------------------------------------------------------------------------------------------------------
     NET EARNINGS APPLICABLE TO COMMON STOCKHOLDERS                     $1,091       $  912       $  875       $  867       $  864

-----------------------------------------------------------------------------------------------------------------------------------

PER COMMON SHARE DATA
-----------------------------------------------------------------------------------------------------------------------------------
                                                                          1Q00         2Q00         3Q00         4Q00         1Q01
                                                                       ------------------------------------------------------------
       Basic earnings                                                   $ 1.40       $ 1.15       $ 1.09       $ 1.07       $ 1.04
       Diluted earnings                                                   1.24         1.01         0.94         0.93         0.92
       Dividends paid                                                     0.14         0.15         0.16         0.16         0.16
       Book value                                                        18.13        19.47        20.70        21.95    23.28 est.
-----------------------------------------------------------------------------------------------------------------------------------



                                                                                                        Exhibit 99(i)

MERRILL LYNCH & CO., INC.
---------------------------------------------------------------------------------------------------------------------

PERCENTAGE OF QUARTERLY NET REVENUES  [UNAUDITED]
---------------------------------------------------------------------------------------------------------------------
                                                                1Q00        2Q00        3Q00        4Q00        1Q01
                                                              -------------------------------------------------------


     NET REVENUES
       Commissions                                             28.7%       24.1%       26.4%       24.7%       23.4%
       Principal transactions                                  27.1%       22.6%       18.9%       19.9%       27.1%
       Investment banking
           Underwriting                                         8.9%       10.7%        9.6%       10.8%        9.8%
           Strategic advisory                                   4.3%        5.2%        4.4%        6.9%        4.4%
       Asset management and portfolio service fees             18.5%       20.6%       23.0%       23.5%       21.5%
       Other                                                    3.3%        4.1%        5.1%        1.8%        2.5%
     ----------------------------------------------------------------------------------------------------------------
          Subtotal                                             90.8%       87.3%       87.4%       87.6%       88.7%

       Interest and dividend revenues                          59.4%       74.1%       89.1%       98.5%       97.2%
       Less interest expense                                   50.2%       61.4%       76.5%       86.1%       85.9%
     ----------------------------------------------------------------------------------------------------------------
          Net interest profit                                   9.2%       12.7%       12.6%       12.4%       11.3%
     ----------------------------------------------------------------------------------------------------------------
       TOTAL NET REVENUES                                     100.0%      100.0%      100.0%      100.0%      100.0%

     NON-INTEREST EXPENSES
       Compensation and benefits                               52.1%       51.2%       51.2%       50.4%       50.5%
       Communications and technology                            7.8%        8.5%        8.8%        9.7%        9.3%
       Occupancy and related depreciation                       3.4%        3.8%        4.1%        3.9%        4.2%
       Advertising and market development                       3.3%        3.8%        3.3%        3.6%        3.2%
       Brokerage, clearing, and exchange fees                   3.1%        3.4%        3.4%        3.5%        3.7%
       Professional fees                                        2.0%        2.5%        2.4%        2.8%        2.1%
       Goodwill amortization                                    0.7%        0.8%        0.8%        0.9%        0.8%
       Other                                                    5.2%        5.4%        4.7%        4.3%        5.2%
     ----------------------------------------------------------------------------------------------------------------
       TOTAL NON-INTEREST EXPENSES                             77.6%       79.4%       78.7%       79.1%       79.0%

     EARNINGS BEFORE INCOME TAXES AND DIVIDENDS
       ON PREFERRED SECURITIES ISSUED BY SUBSIDIARIES          22.4%       20.6%       21.3%       20.9%       21.0%

     Income tax expense                                         7.1%        6.4%        6.1%        6.1%        6.7%

     Dividends on preferred securities issued by subsidiaries   0.7%        0.7%        0.8%        0.8%        0.7%
     ----------------------------------------------------------------------------------------------------------------
     NET EARNINGS                                              14.6%       13.5%       14.4%       14.0%       13.6%

     Preferred stock dividends                                  0.1%        0.2%        0.2%        0.2%        0.2%
     ----------------------------------------------------------------------------------------------------------------
     NET EARNINGS APPLICABLE TO COMMON STOCKHOLDERS            14.5%       13.3%       14.2%       13.8%       13.4%

---------------------------------------------------------------------------------------------------------------------

OTHER FINANCIAL DATA
---------------------------------------------------------------------------------------------------------------------
                                                                1Q00        2Q00        3Q00        4Q00        1Q01
                                                              -------------------------------------------------------

       Non-interest expenses excluding compensation
         and benefits to net revenues                          25.5%       28.2%       27.5%       28.7%       28.5%

       Compensation and benefits to pre-tax earnings
         before compensation and benefits                      69.9%       71.3%       70.6%       70.7%       70.6%

       Effective tax rate                                      31.8%       31.4%       28.8%       29.2%       31.7%
       --------------------------------------------------------------------------------------------------------------
       Common shares outstanding (in millions):

          Weighted-average - basic                             780.2       795.1       805.9       811.9       832.2
          Weighted-average - diluted                           881.7       904.2       929.0       930.7       938.0
          Period-end                                           789.1       800.9       809.1       814.6       838.4
---------------------------------------------------------------------------------------------------------------------




                                                                                                  Exhibit 99(i)


     MERRILL LYNCH & CO., INC.                                                               SUPPLEMENTAL DATA
     ---------------------------------------------------------------------------------------------------------

     (dollars in billions - unaudited)
     ---------------------------------------------------------------------------------------------------------
                                                            1Q00        2Q00       3Q00       4Q00       1Q01
                                                          ----------------------------------------------------

        CLIENT ASSETS                                     $1,792      $1,772     $1,768     $1,681     $1,564

        ASSETS UNDER MANAGEMENT(1)                          $602        $585       $571       $557       $525

             Retail                                          307         283        274        250        233
             Institutional                                   253         257        252        262        250
             Private Investors                                 42          45         45         45         42

             U.S.                                            364         356        351        333        319
             Non-U.S.                                        238         229        220        224        206

             Equity                                          341         343        337        321        282
             Fixed Income                                    103         104        101        108        118
             Money Market                                    158         138        133        128        125

        U.S. BANK DEPOSITS                                    $7         $19        $38        $55        $66

        ASSETS IN ASSET-PRICED ACCOUNTS                     $203        $208       $220       $209       $193
        ------------------------------------------------------------------------------------------------------
        NET NEW MONEY

        PRIVATE CLIENT ASSETS
             U.S.                                            $48         $11        $28        $32        $24
             Non-U.S.                                         11           7          7          6          4
                                                          ----------------------------------------------------
                TOTAL                                         59          18         35         38         28

        ASSETS UNDER MANAGEMENT(2)                            $4         $16         $1        $12         $7
        ------------------------------------------------------------------------------------------------------

        DEBT AND EQUITY UNDERWRITING(1)(3)

             Global Volume                                   $96         $92       $108        $76       $132
             Global Market Share                           10.6%       12.1%      13.8%      11.8%      13.0%


             U.S. Volume                                     $79         $69        $77        $55       $112
             U.S. Market Share                             13.5%       14.2%      14.7%      12.6%      16.2%

        COMPLETED MERGERS AND ACQUISITIONS(1)(3)

             Global Value                                   $183        $580       $195       $203       $264
             Global Market Share                           28.2%       43.7%      26.0%      21.4%      40.1%
        ------------------------------------------------------------------------------------------------------
        FULL-TIME EMPLOYEES                               69,400      71,500     72,700     72,000     70,300

        FINANCIAL ADVISORS AND
          OTHER INVESTMENT PROFESSIONALS                  19,900      20,600     21,000     21,200     20,400
     ---------------------------------------------------------------------------------------------------------
     (1) Certain prior period amounts have been restated to conform to the current period presentation.
     (2) Adjusted to exclude the impact of transferring funds to U.S. bank deposits.
     (3) Full credit to book manager.  Market shares derived from Thomson
         Financial Securities Data statistics.


        For more information, please contact:

        Investor Relations                            Phone:  212-449-7119
        Merrill Lynch & Co., Inc.                     Fax:    212-449-7461
        4 World Financial Center                      investor_relations@ml.com
        New York, NY  10080

